SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2010

Crystal Rock Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31797	03-0366218
(State of incorporation)	(SEC File No.)	(IRS Employer ID No.)

1050 Buckingham St., Watertown, CT 06795
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
860-945-0661

Vermont Pure Holdings, Ltd.
______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

We refer to the Company’s lawsuit filed in May 2006 in the Superior Court Department, County of Suffolk, Massachusetts, CA No. 06-1814, against three law firms and individual members thereof that had been representing the Company in litigation, as more fully described in Part I, Item 3 of our Annual Report on Form 10-K for the Year Ended October 31, 2009, and Part II, Item 1 of our Quarterly Report on Form 10-Q for the Quarter Ended January 31, 2010.  We incorporate both of those Items by reference here.

As previously reported, in July 2009 we entered into settlement agreements with some of the defendants in the lawsuit and settled the case in part, receiving at that time a payment of $3 million.

On May 6, 2010, the Company reached a settlement with all of the remaining defendants in the action, pursuant to which mutual releases have been executed.  The case is now concluded.  Pursuant to the settlement, the Company will receive a one-time payment of $3.5 million, which will be reflected in the Company’s financial statements in the quarter ending July 31, 2010.

Item 3.03 Material Modifications to Rights of Security Holders.

See the disclosure set forth below under Item 5.03, incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2010, Vermont Pure Holdings, Ltd. (the “Company”) issued a press release stating that it changed its corporate name to “Crystal Rock Holdings, Inc.”

Effective May 1, 2010, the Company changed its corporate name by means of a merger of its wholly owned Delaware corporate subsidiary, Crystal Rock Holdings, Inc., with and into the Company.  To effect that merger, the Company filed a certificate of ownership and merger with the Secretary of State of the State of Delaware.  That certificate states that the current certificate of incorporation of the Company will continue as the certificate of incorporation of the Company after the merger, except that the current certificate of incorporation of the Company was amended in the merger so that the corporate name of the Company will be “Crystal Rock Holdings, Inc.” instead of “Vermont Pure Holdings, Ltd.”  The certificate of ownership and merger states that the effective date and time of the merger and related name change was as of 12:01 A.M. Eastern Time on May 1, 2010.

Except for this change in corporate name, the Company’s capital stock, business and operations will not be affected by this merger.

The foregoing description of the certificate of ownership and merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the certificate of ownership and merger, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference.  A copy of the press release issued by the Company on May 3, 2010 referenced above is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	3.1 Certificate of Ownership and Merger of Crystal Rock Holdings, Inc. with and into Vermont Pure Holdings, Ltd.

99.1	Press release issued by the Company on May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crystal Rock Holdings, Inc.

Date: May 6, 2010	By:	/s/ Bruce S. MacDonald
By: Bruce S. MacDonald
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of Crystal Rock Holdings, Inc. with and into Vermont Pure Holdings, Ltd.

99.1	Press release issued by the Company on May 3, 2010.